Exhbit 10.7

FORM OF ACCESSION AGREEMENT
Reference is hereby made to that certain Intercreditor Agreement, dated as of December 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among (i) Exeter Finance LLC, as servicer, (ii) Citibank, N.A., as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.
This is an Accession Agreement and is being entered into pursuant to the Agreement.  Each undersigned Other Party hereby: (i) acknowledges and confirms that it has received a copy of the Agreement, (ii) agrees to be bound by the terms and conditions of the Agreement as if it were an original signatory thereto, (iii) acknowledges that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to such Other Party pursuant to a Transaction Document under the related Transaction described in (A) below:
A.            Name of Transaction (name of issuing entity):  Exeter Automobile Receivables Trust 2023-1.
B.            Identification of Indenture:  Indenture, dated as of February 6, 2023, among Exeter Automobile Receivables Trust 2023-1, Exeter Holdings Trust 2023-1 and Citibank, N.A., as indenture trustee.
C.            Citibank, N.A., as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:
1.	Address of Other Party:
Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust, EART 2023-1
2.	Designation(s) under the Agreement:
Indenture Trustee and Secured Party
D.            Exeter Automobile Receivables Trust 2023-1, as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:
1.	Address of Other Party:
Exeter Automobile Receivables Trust 2023-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street

Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
With copies to:
Exeter Automobile Receivables Trust 2023-1
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Financial Officer
and
Exeter Automobile Receivables Trust 2023-1
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Legal Officer
2.	Designation(s) under the Agreement: SPE
3.	Name of related Owner Trustee: Wilmington Trust Company
[Signature pages follow.]

IN WITNESS WHEREOF, the Other Party identified below has executed this Accession Agreement as of the 28th day of February 2023.
Citibank, N.A., not in its individual capacity but solely as Indenture Trustee
By:	_____________________________
Name:
Title:
EXETER AUTOMOBILE RECEIVABLES TRUST 2023-1
By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee
By:	____________________________
Name:
Title:
3